UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)   January 28, 2005
                                                --------------------------------


                          GS Mortgage Securities Corp.
 (as depositor for the GSAA Home Equity Trust 2005-2 to be formed pursuant to a
  Pooling and Servicing Agreement, dated as of January 1, 2005, relating to the
    GSAA Home Equity Trust 2005-2, Asset-Backed Certificates, Series 2005-2)
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             (Exact name of registrant as specified in its charter)


Delaware                             333-120274-08              13-3387389
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(State or other jurisdiction   (Commission File Number)      (I.R.S. Employer
of incorporation)                                           Identification No.)


85 Broad Street, New York, New York                                 10004
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(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code   (212) 902-1000
                                                  ------------------------------


                                 Not applicable
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  Other Events
            ------------

      Attached as Exhibit 4 is the Pooling and Servicing Agreement (as defined below) for GSAA Home Equity Trust 2005-2, Asset-Backed Certificates, Series 2005-2. On January 28, 2005, GS Mortgage Securities Corp. (the "Company") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of January 1, 2005 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans Servicing LP, as servicer, New Century Mortgage Corporation, as servicer, NC Capital Corporation, as responsible party and Deutsche Bank National Trust Company, as trustee, of GSAA Home Equity Trust 2005-2, Asset-Backed Certificates, Series 2005-2 (the "Certificates"), issued in fifteen classes. The Class 1A1, Class 1A2, Class 2A1, Class 2A2, Class 2A3, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2 and Class B-3 Certificates, with an aggregate scheduled principal balance as of January 28, 2005 of $476,185,000 were sold to Goldman, Sachs & Co. (the "Underwriter"), pursuant to an Underwriting Agreement dated as of January 24, 2005, by and between the Company and the Underwriter.

      Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

ITEM 9.01.  Financial Statements and Exhibits
            ---------------------------------

(c)   Exhibits

Exhibit 4 Pooling and Servicing Agreement, dated as of January 1, 2005, by and among GS Mortgage Securities Corp., as depositor, Countrywide Home Loans Servicing LP, as servicer, New Century Mortgage Corporation, as servicer, NC Capital Corporation, as responsible party, and Deutsche Bank National Trust Company, as trustee.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   GS MORTGAGE SECURITIES CORP.



February 11, 2005
-----------------
                                   By:    /s/ Michelle Gill
                                      ------------------------------------------
                                      Name:   Michelle Gill
                                      Title:  Vice President

                                INDEX TO EXHIBITS
                                -----------------

Item  601(a)  of
Regulation  S-K
Exhibit No.          Description                                           Page
-----------          -----------                                           ----

4                    Pooling and Servicing Agreement, dated                  6
                     as of January 1, 2005, by and among GS
                     Mortgage Securities Corp., as
                     depositor, Countrywide Home Loans
                     Servicing LP, as servicer, New Century
                     Mortgage Corporation, as servicer, NC
                     Capital Corporation, as responsible
                     party, and Deutsche Bank National Trust
                     Company, as trustee